                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                    proxy statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary proxy statement

[X]      Definitive proxy statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 IMAGEMAX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
       (Name of person(s) filing proxy statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No Fee Required.

         1)  Title of each class of securities to which transaction applies:


             -------------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:


             -------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


             -------------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:


             -------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount previously paid:
                                          --------------------------------------

         2)       Form, Schedule or Registration No.
                                                     ---------------------------

         3)       Filing party:
                                ------------------------------------------------

         4)       Date filed:
                              --------------------------------------------------

*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                IMAGEMAX, INC.

                             455 Pennsylvania Ave.
                                   Suite 128
                           Fort Washington, PA 19034

Dear Shareholder:

   You are cordially invited to attend the annual meeting of shareholders of ImageMax, Inc. to be held on Thursday, November 8, 2001 at 10:00 a.m, local time, at The Holiday Inn, 432 Pennsylvania Ave., Fort Washington, Pennsylvania.

   The proposals for the annual meeting relate to:

    1. The election of two (2) directors to our board of directors.

    2. To transact any other business as may properly be brought before the annual meeting.

   Our Annual Report on Form 10-K, as amended, for the year ended December 31, 2000 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 accompany the proxy statement enclosed with this letter.

   We look forward to seeing you at the annual meeting. Whether or not you are planning to attend, we urge you to return the enclosed proxy at your earliest convenience.

                                          Sincerely,

                                          /s/ David C. Carney
                                          David C. Carney
                                          Chairman of the Board of Directors

                                IMAGEMAX, INC.

                             455 Pennsylvania Ave.
                                   Suite 128
                           Fort Washington, PA 19034

                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held On November 8, 2001

                               -----------------

To the Shareholders of ImageMax, Inc.:

   The annual meeting of shareholders of ImageMax, Inc. will be held at The Holiday Inn, 432 Pennsylvania Avenue, Fort Washington, Pennsylvania on Thursday, November 8, 2001 at 10:00 a.m., local time, for the following purposes:

    1. To elect two Class I directors to serve until the 2004 annual meeting of shareholders; and

    2. To transact any other business as may properly be brought before the annual meeting.

   Any action may be taken on the foregoing matters at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.

   The board of directors has fixed the close of business on October 11, 2001 as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting and at any adjournments or postponements thereof. Only shareholders of record of our common stock at the close of business on that date will be entitled to notice of and to vote at the annual meeting and at any adjournments or postponements thereof.

   Your attention is directed to the accompanying proxy statement for information regarding each proposal to be made at the annual meeting. A copy of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2000 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 are enclosed with this proxy statement.

   All shareholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to complete and sign the enclosed proxy, and return it promptly to us. At any time prior to their being voted, proxies are revocable by delivering written notice to us in accordance with the instructions set forth in the proxy statement or by voting at the annual meeting in person.

   SHAREHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                                          By order of the board of directors

                                          /s/ Mark P. Glassman
                                          Mark P. Glassman
                                          Chief Executive Officer

October 12, 2001
Fort Washington, Pennsylvania

                                IMAGEMAX, INC.

                             455 Pennsylvania Ave.
                                   Suite 128
                           Fort Washington, PA 19034

                               -----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held On November 8, 2001

                               -----------------

                                PROXY STATEMENT

   This proxy statement has been prepared and is being distributed in connection with the solicitation by the board of directors of ImageMax, Inc. of proxies in the enclosed form for use at the annual meeting of shareholders to be held on Thursday, November 8, 2001, at 10:00 a.m., local time, at The Holiday Inn, 432 Pennsylvania Ave., Fort Washington, Pennsylvania, and any adjournment(s) or postponement(s) of the annual meeting.

                      VOTING AND REVOCABILITY OF PROXIES

   Shareholders of record as of the close of business on October 11, 2001, which is sometimes referred to in this proxy statement as the "record date," will be entitled to vote at the annual meeting and any adjournment of the annual meeting. As of the record date, 6,764,030 shares of our common stock were outstanding and entitled to one vote each. Execution of a proxy will not in any way affect your right to attend the annual meeting and vote in person. Any shareholder submitting a proxy has the right to revoke it at any time before it is exercised by another instrument or transmission revoking it or by filing a properly created proxy bearing a later date with the Secretary of ImageMax.

   Shares represented by properly executed proxies for which no instructions are received will be voted "for" all the nominees identified below under "Proposal No. 1--Election of Class I Directors." The persons named as proxies are directors of ImageMax.

   The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the annual meeting, shall constitute a quorum for the purposes of consideration and action on such matter. Abstentions and broker non-votes are each included in the number of shares present at the annual meeting for purposes of establishing a quorum. The two duly nominated nominees for director receiving the two highest numbers of votes cast at the annual meeting will be elected Class I directors. If any other matter should be presented at the annual meeting upon which it is proper to take a vote, shares represented by all proxies received will be voted with respect to those matters in accordance with the judgment of the persons named as proxies.

   This proxy statement and the accompanying materials were first sent to you on or about October 12, 2001.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of October 11, 2001, certain information with regard to beneficial ownership, as determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, of outstanding shares of our common stock by (1) each person, entity or group known by us to beneficially own five percent (5%) or more of the outstanding shares of our common stock, (2) each director and director nominee individually, (3) our named executive officers, and (4) all directors and executive officers as a group.

   The percentages of beneficial ownership shown below are based on the 6,764,030 shares of Common Stock issued and outstanding as of October 11, 2001, unless otherwise stated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes those securities over which a person may exercise voting or investment power. In addition, shares of common stock which a person has the right to acquire upon the conversion of preferred stock or convertible subordinated notes or the exercise of stock options and warrants within 60 days of the date of this table are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated in the footnotes to this table or as affected by applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

                                  Total Number of Shares Percentage of Class of
       Name and Address of           of Common Stock          Common Stock
        Beneficial Owner          Beneficially Owned(1)  Beneficially Owned(1)
        ----------------          ---------------------- ----------------------
Dime Capital Partners, Inc.......       2,518,571(2)              27.1%
 1401 Valley Road
 3rd Floor
 Wayne, NJ 07470

J.B. Doherty.....................         997,144(3)              12.9%
 c/o TDH III, LP
 919 Conestoga Road
 Building One, Suite 201
 Rosemont, PA 19010

TDH III, LP......................         937,144(4)              12.2%
 919 Conestoga Road
 Building One, Suite 201
 Rosemont, PA 19010

Steel Partners II, LP............         889,250(5)              13.1%
 150 E. 52nd Street
 21st Floor
 New York, NY 10022

Bruce M. Gillis..................         429,452(6)               6.3%
 331 Aubrey Road
 Wynnewood, PA 19096

Andrew R. Bacas..................         290,526(7)               4.3%
 c/o ImageMax, Inc.
 455 Pennsylvania Ave., Suite 128
 Fort Washington, PA 19034

Mitchell J. Taube................         248,904(8)               3.7%
 c/o ImageMax, Inc.
 503 Grasslands Road
 Valhalla, NY 10595

                                     Total Number of Shares Percentage of Class of
        Name and Address of             of Common Stock          Common Stock
         Beneficial Owner            Beneficially Owned(1)  Beneficially Owned(1)
         ----------------            ---------              ----

Rex Lamb............................         242,521(9)               3.6%
 c/o ImageMax, Inc.
 5001 Rentworth Court
 Lincoln, NE 68516

David C. Carney.....................         110,000(10)              1.6%
 c/o ImageMax, Inc.
 455 Pennsylvania Ave., Suite 128
 Fort Washington, PA 19034

Robert Drury .......................          63,571(11)                *
 c/o ImageMax, Inc
 455 Pennsylvania Ave., Suite 128
 Fort Washington, PA 19034

Mark P. Glassman....................          42,000(12)                *
 c/o ImageMax, Inc.
 455 Pennsylvania Ave., Suite 128
 Fort Washington, PA 19034

H. Craig Lewis......................           5,000(13)                *
 c/o ImageMax, Inc.
 455 Pennsylvania Ave., Suite 128
 Fort Washington, PA 19034

David B. Walls......................              --(14)                *
 c/o ImageMax, Inc.
 455 Pennsylvania Ave., Suite 128
 Fort Washington, PA 19034

All Executive Officers and Directors
 as a Group (9 persons).............       1,999,666(15)             25.1%

--------
*Lessthan 1% of the outstanding Common Stock.

 (1)As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security, which means the power to dispose, or direct the disposition, of a security. A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date.

 (2)Represents 1,228,571 and 1,290,000 shares, respectively, issuable upon the conversion of convertible subordinated notes at $3.50 per share and the exercise of warrants exercisable at $3.50 per share within 60 days of October 11, 2001.

 (3)Includes 937,144 shares beneficially owned by TDH III, LP and issuable upon the conversion of convertible subordinated notes at $3.50 per share and the exercise of warrants exercisable at $3.50 per share. See footnote 4 below. Mr. Doherty is the Managing General Partner of TDH III, LP. Excludes 12,000 shares issuable at $0.45 per share upon the exercise of stock options granted April 24, 2001, which are not exercisable within 60 days of October 11, 2001.

 (4)Represents 457,144 and 480,000 shares, respectively, issuable upon the conversion of convertible subordinated notes at $3.50 per share and the exercise of warrants exercisable at $3.50 per share within 60 days of October 11, 2001.

 (5)As reported on Schedule 13d-3 filed on or about October 3, 2001.

 (6)Includes 100,000 shares issuable upon the exercise of stock options granted which are exercisable at $12.00 per share within 60 days of October 11, 2001 and expire on December 8, 2002.

 (7)Includes 30,000 and 5,000 shares, respectively, issuable upon the exercise of stock options granted which are exercisable at $2.375 and $1.6875 per share within 60 days of October 11, 2001. Excludes 10,000 and 12,000 shares, respectively, issuable at $1.6875 and $0.45 per share upon the exercise of stock options granted February 15, 2000 and April 24, 2001, which are not exercisable within 60 days of October 11, 2001.

 (8)Includes 10,000 and 25,000 shares, respectively, issuable upon the exercise of stock options granted which are exercisable at $2.375 and $1.6875 per share within 60 days of October 11, 2001. Excludes 50,000 and 25,000 shares, respectively, issuable at $1.6875 and $0.45 per share upon the exercise of stock options granted February 15, 2000 and April 24, 2001, which are not exercisable within 60 days of October 11, 2001. Mr. Taube has tendered his resignation to us and will be leaving ImageMax effective November 30, 2001 for personal reasons.

 (9)Includes 15,000 and 3,333 shares, respectively, issuable upon the exercise of stock options granted which are exercisable at $2.375 and $1.6875 per share within 60 days of October 11, 2001. Excludes 6,667 and 10,000 shares, respectively, issuable at $1.6875 and $0.45 per share upon the exercise of stock options granted February 15, 2000 and April 24, 2001, which are not exercisable within 60 days of October 11, 2001.

(10)Includes 10,000, 58,000 and 25,000 shares, respectively, issuable upon the exercise of stock options granted which are exercisable at $2.375, $1.75 and $1.6875 per share within 60 days of October 11, 2001. Excludes 50,000 and 37,500 shares, respectively, issuable at $1.6875 and $0.45 per share upon the exercise of stock options granted February 15, 2000 and April 24, 2001, which are not exercisable within 60 days of October 11, 2001.

(11)Includes 28,571 and 30,000 shares, respectively, issuable upon the conversion of conversion of convertible subordinated notes at $3.50 per share and the exercise of warrants exercisable at $3.50 per share within 60 days of October 11, 2001. Also includes 5,000 shares issuable upon the exercise of stock options granted which are exercisable at $1.625 per share within 60 days of October 11, 2001. Excludes 10,000 and 12,000 shares, respectively, issuable at $1.625 and $0.45 per share upon the exercise of stock options granted June 9, 2000 and April 24, 2001, which are not exercisable within 60 days of October 11, 2001.

(12)Includes 12,000 and 25,000 shares, respectively, issuable upon the exercise of stock options granted which are exercisable at $2.375 and $1.6875 per share within 60 days of October 11, 2001. Excludes 100,000 shares, half of which are issuable at $1.6875 and half at $0.45 per share, respectively, upon the exercise of stock options granted February 15, 2000 and April 24, 2001, which are not exercisable within 60 days of October 11, 2001.

(13)Includes 5,000 shares issuable upon the exercise of stock options granted which are exercisable at $1.50 per share within 60 days of October 11, 2001. Excludes 10,000 and 12,000 shares, respectively, issuable at $1.50 and $0.45 per share upon the exercise of stock options granted June 5, 2000 and April 24, 2001, which are not exercisable within 60 days of October 11, 2001.

(14)Excludes 20,000 shares issuable at $0.55 per share upon the exercise of stock options granted May 3, 2001 which are not exercisable within 60 days of October 11, 2001.

(15)Includes 485,715 and 510,000 shares, respectively, issuable upon the conversion of convertible subordinated notes at $3.50 per share and the exercise of warrants exercisable at $3.50 per share within 60 days of October 11, 2001. Also includes 228,333 shares which are issuable upon the exercise of stock options granted which are exercisable within 60 days of October 11, 2001, and excludes 357,167 shares issuable upon the exercise of stock options which are not exercisable within 60 days of October 11, 2001.

                PROPOSAL NO. 1 -- ELECTION OF CLASS I DIRECTORS

   The board of directors is divided into three classes of directors with each director serving a three-year term. Each year, only one class of directors is subject to a shareholder vote. Two Class I directors will be elected at the annual meeting, each to a three-year term. Class I members presently are: David
C. Carney, Robert E. Drury and Mitchell J. Taube; Class II members are Andrew
R. Bacas, and J.B. Doherty; and Class III members are Rex Lamb, Mark P. Glassman, and H. Craig Lewis. Members of Class II and Class III of the board of directors are not standing for election and their terms expire in 2002 and 2003, respectively.

   David C. Carney and Robert E. Drury are the duly nominated nominees for election to the board of directors at the annual meeting, each to serve until the annual meeting of shareholders in 2004 and until his successor shall have been elected and qualified. Mitchell J. Taube, a Class I member of the board of directors since 1998, is not standing for re-election.

   The affirmative vote of a plurality of shares of the common stock present or represented at the annual meeting and entitled to vote is required for the election of the Class I nominees. In case any of the nominees should become unavailable for election, for any reason not presently known or contemplated, the persons named on the proxy will have discretionary authority to vote pursuant to the proxy for a substitute.

   The following table sets forth the name, age and principal occupation of each director, including the nominees.

       Name        Age Since               Principal Occupation
       ----        --- -----               --------------------
  David C. Carney. 64  1997  Chairman of the Board of Directors

  Andrew R. Bacas. 42  1996  Director

  J.B. Doherty.... 57  2000  Director

  Robert E. Drury. 54  2000  Director

  Mark P. Glassman 38  2001  Chief Executive Officer and Director

  Rex Lamb........ 42  1997  VicePresident--Sales, Midwest Region and Director

  H. Craig Lewis.. 56  2000  Director

   DAVID C. CARNEY became a director of ImageMax in December 1997 and has served as Chairman of the board of directors since May 1999. Mr. Carney served as our Acting Chief Executive Officer from June 2000 to June 2001. Mr. Carney was the Executive Vice President of Jefferson Health System, a health care organization, from 1996 to April 1999. From 1991 to 1995, Mr. Carney served as the Chief Financial Officer of CoreStates Financial Corporation. From 1980 to 1991, he served as the Philadelphia area managing partner of Ernst & Young LLP. Mr. Carney currently serves as a director of Radian Group, Inc. (NYSE), and AAA Mid-Atlantic and AAA Mid-Atlantic Insurance Companies. Mr. Carney has an undergraduate degree from Temple University and is a graduate of the Advanced Management Program at the Harvard Business School.

   ANDREW R. BACAS is one of our founders and has served as a director since our inception. Mr. Bacas served as our Acting Chief Executive Officer from September 1998 to June 2000. Mr. Bacas is currently a Principal at Key Principal Partners, a mezzanine investment firm. Mr. Bacas joined GBL Capital Corporation (a firm engaged to manage the daily business operations of ImageMax prior to December 1997) in May 1997 and served as our Senior Vice President--Corporate Development from December 1997 to September 1998, when he became our Acting Chief Executive Officer. From 1992 to May 1997, Mr. Bacas was an associate and later a Vice President--Corporate Finance of Simmons & Company International, an investment bank to the international oil service and equipment industry. From 1991 to 1992, Mr. Bacas was a financial analyst for the

Upstream Business Unit at Exxon Company, USA. From 1984 to 1991, Mr. Bacas was a Naval Flight Officer in the United States Navy. Mr. Bacas has an undergraduate degree in Engineering from Yale University and an MBA from the Wharton School of the University of Pennsylvania.

   J. B. DOHERTY became a director of ImageMax in March 2000. Mr. Doherty has been a Chairman and President of Private Equity Management Company and Managing General Partner of TDH since 1992. Mr. Doherty joined K.S. Sweet Associates, a predecessor to TDH, in 1973. Prior to his role at TDH, Mr. Doherty worked in corporate finance and private placements with Blyth Eastman Dillon. From 1970 to 1972, Mr. Doherty worked at AT&T and Raychem Corporation. Mr. Doherty currently serves as a director of Monitoring Technology Corporation. Mr. Doherty holds a bachelor's of science degree in engineering from the United States Naval Academy, an MBA from Stanford, and is a former officer in the United States Marine Corps.

   ROBERT E. DRURY became a director of ImageMax in March 2000. Mr. Drury has been the Chief Financial Officer of ChemConnect, Inc., a private company providing Internet based e-business solutions and Internet exchange services to the worldwide chemical industry since 1998. Prior to his role at ChemConnect, Mr. Drury was the Senior Vice President and Corporate Treasurer at Sodhexo Marriott Services. From 1984 to 1994, Mr. Drury was Senior Vice President and Chief Financial Officer of the Leisure/International Sector at Aramark Corporation. Mr. Drury holds a bachelor's of science degree in industrial engineering from Lafayette College and a master's degree in finance and international business from New York University.

   MARK P. GLASSMAN became a director of ImageMax in April 2001 and has served as our Chief Executive Officer since June 2001. Mr. Glassman joined ImageMax in February 1998 as Corporate Controller and was promoted to Chief Accounting Officer in October 1998, Chief Financial Officer in May 1999, and served as President and Chief Operating Officer from March 2001 until June 2001. From 1993 to February 1998, Mr. Glassman was employed at Right Management Consultants, Inc., a publicly-held international consulting firm, where he held various financial and operational positions, including Corporate Accounting Director and Corporate Director of Planning and Development. From 1987 to 1993, Mr. Glassman was an auditor with Touche Ross & Co. and Deloitte & Touche. Mr. Glassman has an undergraduate degree in Business from Temple University and is a certified public accountant.

   REX LAMB previously managed our Lincoln, Nebraska business unit until March 2000, and has served as a director of ImageMax since December 1997. In October 2000, Mr. Lamb was appointed Vice President of Sales for our Midwest region. From March 2000 until October 2000, Mr. Lamb served as our Senior Vice President--Technology. Mr. Lamb founded DocuTech, Inc., a document management services company, in 1991 and served as its President from inception until its acquisition by us in December 1997. Mr. Lamb co-founded DocuTech Data Systems, Inc., a provider of open-architecture document-scanning software products, in 1994 and served as its President since inception until its acquisition by us in December 1997. Mr. Lamb has an undergraduate degree in Education from the University of Nebraska.

   H. CRAIG LEWIS became a director of ImageMax in April 2000. Mr. Lewis has been the Vice President--Corporate Affairs at Norfolk Southern Corporation since 1997. Prior to joining Norfolk Southern, Mr. Lewis was a partner with the law firm of Dechert Price & Rhodes. From 1971 to 1994, Mr. Lewis served in the State Senate of Pennsylvania where he chaired the Judiciary and Ethics Committees and was Minority Chairman of the Appropriations Committee. Mr. Lewis currently serves as a director of Raytech Corporation (NYSE). Mr. Lewis holds an undergraduate degree from Millersville University and J.D. from Temple University School of Law.

   During 2000, our board of directors met five (5) times. There was no incumbent who, during the last full fiscal year, attended in person or by phone fewer than 75% of the meetings of the board of directors.

Committees of the Board

   During 2000, the board of directors had a compensation committee and audit committee.

   The compensation committee of the board of directors, subject to the approval of the board of directors, determines the compensation of our executive officers and oversees the administration of executive compensation programs. During 2000, the compensation committee was comprised of Dr. Steven
N. Kaplan, Chairman, Mr. Bacas (effective June 30, 2000) and Mr. Doherty. The compensation committee held one meeting during 2000. The compensation committee is currently composed of Mr. Doherty, Chairman, Mr. Bacas and Mr. Lewis.

   The audit committee recommends independent auditors, reviews the results and scope of the annual audit, the services provided by our independent auditors and the recommendations of the auditors with respect to our accounting systems and controls. During 2000, the audit committee was comprised of Mr. Lewis E. Hatch, Chairman, Mr. Lewis and Mr. Drury. The audit committee held one meeting during 2000. The audit committee is currently composed of Mr. Drury, Chairman, Mr. Doherty and Mr. Lewis. Representatives of our independent accounting firm, Ernst & Young LLP, met with Mr. Hatch, our previous audit committee chairman, Mr. Drury and Mr. Lewis on March 7, 2001 and reviewed their examination of our financial statements for the year ended December 31, 2000.

Compensation of Directors

   Directors are reimbursed for travel expenses incurred for each board and committee meeting attended in person. Outside directors are compensated at a rate of $1,000 per meeting attended in person and $500 per telephonic meeting. Committee members are compensated at a rate of $500 per committee meeting attended. In 2000, we granted the following directors the options set forth below under our 1997 Incentive Plan.

     Name             Shares     Date Issued    Exercise Price
     ----             -------    -----------    --------------
Blair Hayes (1)...... 100,000 February 15, 2000    $1.6875
David C. Carney......  75,000 February 15, 2000    $1.6875
Mark P. Glassman.....  75,000 February 15, 2000    $1.6875
Mitchell J. Taube (2)  75,000 February 15, 2000    $1.6875
Andrew R. Bacas......  15,000 February 15, 2000    $1.6875
Lewis E. Hatch (3)...  15,000 February 15, 2000    $1.6875
Rex Lamb.............  10,000 February 15, 2000    $1.6875
Steven N. Kaplan (4).  15,000 February 15, 2000    $1.6875
H. Craig Lewis.......  15,000   June 5, 2000       $1.5000
Robert E. Drury......  15,000   June 9, 2000       $1.6250

--------
(1)Resigned from the Board of Directors effective as of June 25, 2001.

(2)Resigned from the Board of Directors effective as of November 30, 2001.

(3)Resigned from the Board of Directors effective as of April 24, 2001.

(4)Resigned from the Board of Directors effective as of April 24, 2001.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE DIRECTOR
                          NOMINEES IN PROPOSAL NO. 1

                              EXECUTIVE OFFICERS

   Executive officers serve at the discretion of the Board and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. Our current executive officers are as follows:

    Name          Age                Position(s) Held With ImageMax
    ----          ---                ------------------------------
David C. Carney.. 64  Chairman of the Board of Directors

Mark P. Glassman. 37  Chief Executive Officer and Director

David B. Walls... 38  Chief Financial Officer and Treasurer and Corporate Secretary

Mitchell J. Taube 44  Executive Vice-President--Marketing & Sales Development and
                      Director

   DAVID C. CARNEY has served as a director of since December 1997 and Chairman of the board of directors since May 1999. Mr. Carney served as our Acting Chief Executive Officer from June 2000 to June 2001. Mr. Carney was the Executive Vice President of Jefferson Health System, a health care organization, from 1996 to April 1999. From 1991 to 1995, Mr. Carney served as the Chief Financial Officer of CoreStates Financial Corporation. From 1980 to 1991, he served as the Philadelphia area managing partner of Ernst & Young LLP. Mr. Carney currently serves as a director of Radian Group, Inc. (NYSE), and AAA Mid-Atlantic and AAA Mid-Atlantic Insurance Companies. Mr. Carney has an undergraduate degree from Temple University and is a graduate of the Advanced Management Program at the Harvard Business School.

   MARK P. GLASSMAN has served as our Chief Executive Officer since June 2001. Mr. Glassman joined ImageMax in February 1998 as Corporate Controller and was promoted to Chief Accounting Officer in October 1998, Chief Financial Officer in May 1999, and served as President and Chief Operating Officer from March 2001 until June 2001. From 1993 to February 1998, Mr. Glassman was employed at Right Management Consultants, Inc., a publicly-held international consulting firm, where he held various financial and operational positions, including Corporate Accounting Director and Corporate Director of Planning and Development. From 1987 to 1993, Mr. Glassman was an auditor with Touche Ross & Co. and Deloitte & Touche. Mr. Glassman has an undergraduate degree in Business from Temple University and is a certified public accountant.

   DAVID B. WALLS has served as our Chief Financial Officer since May 2001 when he joined ImageMax. From March 1995 to September 2000, Mr. Walls was employed at Campbell Soup Company, where he held various operational and corporate finance positions, including Vice-President Finance--Campbell's Away from Home Division and Director--Financial Reporting and Analysis. From 1985 to March 1995, Mr. Walls was an auditor with Price Waterhouse. Mr. Walls has an undergraduate degree in Accounting from Widener University and is a certified public accountant.

   MITCHELL J. TAUBE previously managed our New York (Westchester County) business unit from December 1997 until March 2000 and has served as a director of ImageMax since June 1998. In March 2000, Mr. Taube was appointed to the position of Executive Vice-President--Marketing & Sales Development, whereby he is leading efforts around development of Web and Intranet initiatives, collateral and sales aids, telemarketing and direct mail, national sales compensation, and training and sales development. Mr. Taube has an undergraduate degree and an MBA from Hofstra University. Mr. Taube has tendered his resignation to us and will be leaving ImageMax effective November 30, 2001 for personal reasons.

                            EXECUTIVE COMPENSATION

   The following table summarizes the compensation of the named executive officers for the last three fiscal years.

                                                                   Long Term Compensation
-                                                              ------------------------------
                                      Annual Compensation              Awards         Payouts
-                                --------------------------    ---------------------- -------
                                                      Other
                                                     Annual    Restricted Securities   LTIP   All other
                                                     Compen-     Stock    Underlying  Payouts  Compen-
Name and Principal Position Year  Salary      Bonus  sation      Awards   Options (#)   ($)    sation
--------------------------- ---- --------    ------- -------   ---------- ----------- ------- ---------
  David C. Carney(1)        2000 $ 93,389         --     --        --        75,000     --       --
    Chairman of the         1999       --         --               --        58,000     --       --
    Board and Former        1998       --         --     --        --        10,000     --       --
    Acting Chief
    Executive Officer

  Andrew R. Bacas(2)        2000 $159,433         -- $  813(3)     --        15,000     --       --
    Former Acting Chief     1999  124,231(4)      --  1,490                      --     --       --
    Executive Officer       1998  119,077         --    788                  30,000     --       --

  Mark P. Glassman(5)       2000 $137,046         -- $  692        --        75,000     --       --
    Chief Executive         1999  101,731    $15,000     --        --            --     --       --
    Officer                 1998   66,539         --     --        --        12,000     --       --

  Blair Hayes(6)            2000 $162,019         -- $2,329        --       100,000     --       --
   Former President and     1999  114,577    $40,000  2,194        --            --     --       --
    Chief Operating         1998   45,513         --    529        --            --     --       --
    Officer

  Mitchell J. Taube(7)      2000 $143,269         -- $4,973        --        75,000     --       --
    Executive Vice          1999  111,346         --  1,154        --            --     --       --
   President--Marketing     1998  100,000         --  1,670        --        10,000     --       --
    & Sales Development

--------
(1)Mr. Carney served as Acting Chief Executive Officer from June 2000 to June 2001. Mr. Carney became a director of ImageMax in December 1997 and has served as Chairman of the board of directors since May 1999.

(2)As of June 2000, Mr. Bacas resigned from the position of Acting Chief Executive Officer. Mr. Bacas was Acting Chief Executive Officer from September 1998 to June 2000. Previous to that date, Mr. Bacas held the position of Senior Vice President--Corporate Development.

(3)Represents contributions to our 401(k) plan made by us on behalf of such person.

(4)Upon assuming the position of Acting Chief Executive Officer in September 1998, Mr. Bacas voluntarily reduced his annual salary under his employment agreement with us to $100,000 per year. Mr. Bacas's salary was reinstated to its contractual rate as of April 1, 1999.

(5)As of June 2001, Mr. Glassman was appointed to the position of Chief Executive Officer. Mr. Glassman was President and Chief Operating Officer from March 2001 to June 2001, Chief Financial Officer from May 1999 to March 2001, and Chief Accounting Officer from October 1998 to May 1999. Previous to that date, Mr Glassman held the position of Corporate Controller.

(6)Mr. Hayes served as our President and Chief Operating Officer from April 2000 through March 2001. As of April 2001, Mr. Hayes resigned from the position of President and Chief Operating Officer. Mr. Hayes was Executive Vice-President--Operations from May 1999 to April 2000. Previous to that date, Mr. Hayes held the position of General Manager and Business Unit Support Manager/Group Leader.

(7)In March 2000, Mr. Taube was appointed to the position of Executive Vice-President--Marketing & Sales Development. Mr. Taube managed the Company's New York (Westchester County) business unit from December 1997 until March 2000. Mr. Taube has tendered his resignation to us and will be leaving ImageMax effective November 30, 2001 for personal reasons.

Stock Option Grants

   Under our 1997 Incentive Plan, 340,000 stock options were granted in 2000 to the named executive officers at an exercise price of $1.6875.

Stock Options Granted to Named Executive Officers During The Year Ended
                               December 31, 2000

   The table sets below sets forth certain information regarding options for the purchase of the Company's common stock that were awarded to the named executive officers during the year ended December 31, 2000.

                                                                     Potential Realizable
                                                                       Value at Assumed
                                                                    Annual Rates of Stock
                              % of Total                            Price Appreciation for
                  Number of    Options                                   Option Term
                   Options    Granted to Exercise                   ----------------------
     Name          Granted    Employees   Price    Expiration Date    5% ($)     10% ($)
     ----         ---------   ---------- -------- -----------------  -------    --------
David C. Carney..   75,000        9.1%   $1.6875  February 15, 2005 $34,967    $ 77,268
Andrew R. Bacas..   15,000        1.8%   $1.6875  February 15, 2005   6,993      15,454
Mark P. Glassman.   75,000        9.1%   $1.6875  February 15, 2005  34,967      77,268
Blair Hayes......  100,000(1)    12.1%   $1.6875  February 15, 2005  46,623     103,024
Mitchell J. Taube   75,000        9.1%   $1.6875  February 15, 2005  34,967      77,268

--------
(1)Mr. Hayes' options expired 90 days after his employment with the Company terminated in April 2001.

Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End Option
                                    Values

   The table below shows option exercises by the named executive officers in 2000 and year-end amounts of shares of common stock underlying outstanding options.

                                              Number of
                                              Securities       Value of
                                              Underlying     Unexercised
                                             Unexercised     In-the-Money
                                            Options at FY-  Options at FY-
                                               End (#)         End ($)
                     Shares                 -------------- ----------------
                  Acquired on     Value      Exercisable/    Exercisable/
     Name         Exercise (#) Realized ($) Unexercisable  Unexercisable(1)
     ----         ------------ ------------ -------------- ----------------
David C. Carney..      --           --      64,667/143,000      $  --
Andrew R. Bacas..      --           --       20,000/45,000         --
Mark P. Glassman.      --           --        8,000/87,000         --
Blair Hayes......      --           --           0/100,000         --
Mitchell J. Taube      --           --        6,667/85,000         --

--------
(1)Based on a closing price of $0.9375 on the OTC Bulletin Board on December 29, 2000, the last business day of 2000, there is no value ascribed to the exercisable or unexercisable options at that date.

   Mr. Carney was granted 10,000, 58,000 and 75,000 options, respectively, on October 1, 1998, June 29, 1999 and February 15, 2000 at exercise prices of $2.375, $1.75 and $1.6875, the closing price on those dates. Two-thirds of the options granted in 1998 and all of the options granted in 1999 were exercisable at December 31, 2000.

   Mr. Bacas was granted 30,000 and 15,000 options, respectively, on October 1, 1998 and February 15, 2000 at exercise prices of $2.375 and $1.6875, the closing price on those dates. Two-thirds of the options granted in 1998 were exercisable at December 31, 2000.

   Mr. Glassman was granted 12,000 and 75,000 options, respectively, on October 1, 1998 and February 15, 2000 at exercise prices of $2.375 and $1.6875, the closing price on those dates. Two-thirds of the options granted in 1998 were exercisable at December 31, 2000.

   Mr. Taube was granted 10,000 and 75,000 options, respectively, on October 1, 1998 and February 15, 2000 at exercise prices of $2.375 and $1.6875, the closing price on those dates. Two-thirds of the options granted in 1998 were exercisable at December 31, 2000.

   Mr. Hayes was granted 100,000 options on February 15, 2000 at an exercise price of $1.6875, the closing price on that date. None of Mr. Hayes' options were exercisable at December 31, 2000. Mr. Hayes' options expired 90 days after his employment with the Company terminated in April 2001.

Employment Agreements

   ImageMax entered into employment agreements with Mr. Carney, Mr. Glassman, Mr. Hayes and Mr. Taube in April 2000. Mr. Carney's agreement expires April 1, 2002. Mr. Glassman's agreement expires December 31, 2004. Mr. Hayes employment with the Company terminated as of April 2001. Mr. Taube's agreement expires December 31, 2002. Mr. Taube has tendered his resignation to us and will be leaving ImageMax effective November 30, 2001 for personal reasons.

   Mr. Carney serves as Chairman of the board of directors at a base annual salary of $131,250. Mr. Glassman serves as Chief Executive Officer at a base annual salary of $175,000. Mr. Taube serves as Executive Vice-President--Marketing and Sales Development at an annual base salary of $150,000. In 2000, Mr. Glassman served as Chief Financial Officer (at $150,000 base annual salary) and Chief Accounting Officer. From April 2000 to March 2001, Mr. Hayes served as President and Chief Operating Officer at annual base salary of $175,000.

   At the discretion of the board of directors, the base annual salary of each officer is subject to increases periodically, and each such officer may receive an annual incentive bonus. Each of the employment agreements provides for customary benefits including life, health and disability insurance, and 401(k) plan participation. Each of the employment agreements further provides that if the employee is terminated without cause, or in connection with a change of control, as defined therein, the employee is entitled to receive 12 months' base salary and benefits.

Separation Agreement

   In June 2000 we entered into a separation agreement with Mr. Bacas covering the terms upon which he resigned as Acting Chief Executive Officer. As payment for his past service to the Company and continued service as a director, the separation agreement provided that we were obligated to pay Mr. Bacas $130,000 over a period of twelve (12) months, beginning as of June 2000. The separation agreement also provides that for as long as Mr. Bacas is a director, he is entitled to a fee equal to that paid to all other non-employee directors for attendance at or participation in meetings of the board, or committees thereof. In addition, the terms of the separation agreement allowed for Mr. Bacas and his family to receive continued coverage under the Company's group medical plan for a period of twelve (12) months beginning June 2000.

   In June 2001 we entered into a separation agreement with Mr. Hayes covering the terms upon which he resigned as President and Chief Operating Officer. As payment for his past service to the Company, the separation agreement provided that we were obligated to pay Mr. Hayes $175,000 over a period of twelve (12) months, beginning as of April 2001 (the termination date). The separation agreement also provides that Mr. Hayes and his family are allowed to continue to receive coverage under the Company's group medical plan for a period of twelve (12) months beginning April 2001.

                            AUDIT COMMITTEE REPORT

   The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent", as required by applicable listing standards of the Nasdaq. The Committee operates pursuant to a Charter that was last amended and restated by the Board on October 18, 2000, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

SUBMITTED BY THE 2000 AUDIT COMMITTEE
OF THE COMPANY'S BOARD OF DIRECTORS

Lewis E. Hatch, Chairman
Robert Drury
H. Craig Lewis

May 7, 2001

                         COMPENSATION COMMITTEE REPORT

   The compensation committee of the board of directors, subject to the approval of the board of directors, determines the compensation of our executive officers and oversees the administration of executive compensation programs.

Executive Compensation Policies and Programs

   Our executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder returns by achieving aggressive goals. The programs link each executive's compensation directly to performance. A significant portion of each executive's compensation is dependent upon the appreciation of our common stock and meeting financial goals and other individual performance objectives.

   There are three basic components to this "pay for performance" system: base pay; annual incentive bonus; and long-term, equity-based incentive compensation, primarily in the form of stock and/or stock options. Each component is evaluated in the context of competitive conditions. In determining competitive compensation levels, we consider information from several sources, including compensation for comparably sized companies and companies in a similar stage of development. Since our market for executive talent extends beyond the document management industry, the compensation committee considers data for companies in other industries.

   Base pay. Base pay is designed to be competitive within 20% above or below median salary levels at other similarly situated companies for equivalent positions. The executive's actual salary, relative to this competitive framework, varies based on individual performance and the executive's skills, experience and background.

   Annual incentive bonus. In 2000, no incentive bonuses were paid to executives. Several executives received bonuses paid in 2001, which were based on 2000 results. For 2001, award levels, like the base salary levels, are set with reference to competitive conditions and are intended to motivate our executives by providing substantial bonus payments for the achievement of aggressive goals. The actual amounts paid will be determined by a combination of individual and company measurements, with a primary emphasis on EBITDA ("Earnings Before Interest, Depreciation and Amortization") and productivity increases. The types and relative importance of specific financial and other business objectives varied among our executives depending on their positions and the particular operations or functions for which they were responsible.

   Long-term equity-based incentive compensation. The long-term equity-based compensation program is tied directly to shareholder return. The executive is rewarded if the shareholders receive the benefit of appreciation in the price of the common stock. To date under the program, long-term incentive compensation consists of stock option grants, which generally vest over a three-year period. It is anticipated that we will periodically grant new awards to provide continuing incentives for future performance, without regard to the number of outstanding awards.

   The principal purpose of the long-term incentive compensation program is to encourage our executives to enhance the value of our company, and hence, the price of the common stock and the shareholders' return. This component of the compensation system, through extended vesting, also is designed to create an incentive for the individual to remain with us.

   Policy with respect to Internal Revenue Code Section 162(m). In 1993, the Internal Revenue Code of 1986 was amended to add Section 162(m). Section 162(m) and the regulations thereunder place a limit of $1,000,000 on the amount of compensation that may be deducted by us in any year with respect to some of our most highly compensated officers. Section 162(m) does not, however, disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by shareholders. As a general matter, we intend, to the extent practicable, to preserve the deductibility under the Internal Revenue Code of compensation paid to our executive officers while maintaining compensation programs which are sufficient to attract and retain highly qualified executives in a competitive environment. Accordingly, compensation paid under our 1997 Incentive Plan is generally deductible, although certain compensation paid to some executives may not be deductible.

Annual Reviews

   Each year, the compensation committee reviews the executive compensation policies with respect to the linkage between executive compensation and the creation of shareholder value, as well as the competitiveness of the programs. The compensation committee determines what changes, if any, are appropriate in the compensation programs. In conducting these annual reviews, the compensation committee considers information provided by our Chief Executive Officer and Chief Financial Officer and may use surveys and reports prepared by independent compensation consultants. The compensation committee also periodically reviews the levels of ownership in shares and share-equivalents of the common stock for executive officers to assure that they maintain ownership positions that properly motivate performance.

   The compensation committee annually reviews, with our Chief Executive Officer, the individual performance of the other executive officers and the Chief Executive Officer's recommendations with respect to the appropriate compensation awards. Subject to the authorization of the board of directors, the compensation committee approves salary actions and determines the amount of annual bonus and the number of long-term, equity-based awards for each executive officer. The compensation committee also reviews with the Chief Executive Officer, the financial and other objectives for the senior executives and other officers for the upcoming year.

Chief Executive Officer

   Mr. Glassman serves as Chief Executive Officer and has served in such capacity since June 2001. The Company entered into an employment agreement with Mr. Glassman in April 2000, which agreement was amended in March 2001 and June 2001, and which agreement expires on December 31, 2004, pursuant to which Mr. Glassman would receive a base salary of $175,000, subject to increases periodically at the discretion of the board of directors, and the grant of options, among other things. In October 1998, February 2000, and April 2001, respectively, the board of directors granted Mr. Glassman 12,000, 75,000, and 50,000 stock options. The grants were made to provide a stock-based incentive to Mr. Glassman for future performance. Mr. Glassman was awarded an incentive compensation bonus of $15,000 in 1999.

   Mr. Carney serves as Chairman of the board of directors and has served in such capacity since May 1999. Mr. Carney served as Acting Chief Executive Officer from June 2000 to June 2001. The Company entered into an employment agreement with Mr. Carney in March, 2000, expiring on April 1, 2002, pursuant to which Mr. Carney would receive a base salary of $131,250, subject to increases periodically at the discretion of the board of directors, and the grant of options, among other things. In October 1998, June 1999, February 2000, and April 2001, respectively, the board of directors granted Mr. Carney 10,000, 58,000, 75,000, and 37,500 stock options. The grants were made to provide a stock-based incentive to Mr. Carney for future performance. No incentive compensation was awarded to Mr. Carney. Mr. Carney's employment agreement continues to be in effect beyond his tenure as Acting Chief Executive Officer while Mr. Carney's currently retains his position as Chairman of the board of directors as stipulated in the agreement.

MEMBERS OF THE 2000 COMPENSATION COMMITTEE:

Steven N. Kaplan, Chairman
J.B. Doherty
Andrew R. Bacas

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

   Set forth below is a line graph comparing the cumulative total shareholder return on our common stock, based on its market price, with the cumulative total return, assuming dividend reinvestment, of the common stock of the companies comprising the S&P 500 Index and the common stock issued by companies in a peer group we selected for the period from December 4, 1997 to December 31, 2000. The peer group consists of FYI, Inc., IKON Office Solutions, Inc., Lason, Inc. and Vestcom International, Inc. The companies included in the peer group were selected primarily because they were publicly-held companies with substantial operations in the document management services industry.

                COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*

                      AMONG IMAGEMAX, INC., A PEER GROUP,

                            AND THE S & P 500 INDEX



                                    [CHART]
            IMAGEMAX, INC.      PEER GROUP      S&P 500
12/4/1997        $100              $100          $100
12/97             $84               $91          $100
3/98              $50              $110          $114
6/98              $47               $60          $117
9/98              $20               $39          $106
12/98             $17               $46          $128
3/99              $10               $56          $135
6/99              $15               $59          $144
9/99              $19               $48          $135
12/99             $12               $28          $155
3/00              $14               $24          $159
6/00              $13               $19          $155
9/00              $14               $19          $153
12/00              $8               $15          $141

   * $100 INVESTED ON 12/4/97 IN STOCK OR INDEX-
   INCLUDING REINVESTMENT OF DIVIDENDS.
   FISCAL YEAR ENDING DECEMBER 31.

                                         Cumulative Total Return
                                         -----------------------
               12/4/97 12/97 3/98 6/98 9/98 12/98 3/99 6/99 9/99 12/99 3/00 6/00 9/00 12/00
               ------- ----- ---- ---- ---- ----- ---- ---- ---- ----- ---- ---- ---- -----
ImageMax, Inc.  $100   $ 84  $ 50 $ 47 $ 20 $ 17  $ 10 $ 15 $ 19 $ 12  $ 14 $ 13 $ 14 $  8

Peer Group....  $100   $ 91  $110 $ 60 $ 39 $ 46  $ 56 $ 59 $ 48 $ 28  $ 24 $ 19 $ 19 $ 15

S&P 500.......  $100   $100  $114 $117 $106 $128  $135 $144 $135 $155  $159 $155 $153 $141

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Consulting Arrangement

   In June 1999, we entered into a consulting agreement with Mr. Carney, effective through his tenure as Chairman of the board of directors, whereby Mr. Carney provided consulting services to us for a fee of $3,000 per month. In connection with this agreement, we also granted Mr. Carney 48,000 options at an exercise price of $1.75 per share, vesting over one year, to purchase our Common Stock. This arrangement provided that Mr. Carney assist us in a variety of financial and operating matters, including our negotiations with our bank and various operating procedures. In March 2000 we announced that Mr. Carney became Acting Chief Executive Officer upon the completion of our senior debt refinancing plan. At that time, Mr. Carney came under an employment agreement and his consulting agreement terminated.

Future Transactions

   We have adopted a policy that we will not enter into any material transaction in which a director or officer has a direct or indirect financial interest, unless the transaction is determined by our board of directors to be fair as to us or is approved by a majority of our disinterested directors or by our shareholders, as provided for under Pennsylvania law.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership and reports of change of ownership with the Securities and Exchange Commission. Executive officers and directors are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us, we believe that, during the preceding year, Mr. Doherty was late in filing one
Section 16 report (Form 3) upon becoming a director of ImageMax on February 15, 2000, Mr. Hayes was late in filing one Section 16 report (Form 3) upon becoming a director of ImageMax on March 16, 2000, and Mr. Lewis was late in filing one
Section 16 report (Form 3) upon becoming a director of ImageMax on April 27, 2000. In addition, Messrs. Carney, Hatch, and Kaplan, separately, were late in filing one Section 16 report (Form 5) relating to the grant of stock options in October 1998 and June 1999.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   Ernst & Young LLP has served as our independent certified public accountants since September, 2000. Ernst & Young LLP has been selected to continue as our independent certified public accountants for the current year. A representative of that firm is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

   The following additional information is provided as required by the Securities and Exchange Commission:

   Audit fees billed to the Company by its public accountants, Ernst & Young LLP, during the Company's 2000 fiscal year for review of the Company's annual report on Form 10-K and its quarterly reports on Form 10-Q, including the financial statements included in those reports, totaled $104,000.

   Fees billed to the Company by Ernst & Young LLP during the Company's 2000 fiscal year for non-audit services rendered to the Company, including tax related services, totaled $0.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

   We intend to mail next year's proxy statement to our shareholders on or about April 30, 2002. Any shareholder proposal intended to be presented at our 2002 annual meeting of shareholders under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by us at our office in Fort Washington, Pennsylvania on or before December 31, 2001 in order to be considered for inclusion in our proxy statement and form of proxy relating to that annual meeting.

   On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4(c)(1), as promulgated under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs the use of our discretionary proxy voting authority regarding a shareholder proposal which the shareholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year's proxy statement, or any date specified in an advance notice provision, then the proxies will be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

   With respect to our 2002 annual meeting of shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement under Rule 14a-8 by March 15, 2002, the proxies will be allowed to use their discretionary authority as outlined above.

                                 OTHER MATTERS

   The board of directors does not intend to bring any matters before the annual meeting, other than as stated in this proxy statement, and is not aware that any other matters will be presented for action at the annual meeting. If any other matters come before the annual meeting, the persons named in the enclosed proxy will vote the proxy with respect thereto, in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

   The cost of preparing, assembling, mailing and soliciting the proxies will be borne by us. In addition to the use of the mails, proxies may be solicited by our regular employees, either personally or by telephone. We do not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

   We will furnish without charge to any shareholder, upon written or oral request, a copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2000 and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Requests for such documents should be addressed to Mark P. Glassman--Chief Executive Officer of ImageMax, Inc., 455 Pennsylvania Ave., Suite 128, Fort Washington, PA 19428, telephone number (215) 628-3600.

   All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the annual meeting in accordance with the directions given. In voting by proxy in regard to the election of Class I directors to serve until the 2004 annual meeting of shareholders, shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. If no specific instructions are given with respect to the matter to be acted upon, and the proxy is returned properly executed, then the shares represented by the proxy will be voted "for" the election of all Class I nominees.

   PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                      IMAGEMAX, INC.




                                      /s/ David C. Carney
                                      David C. Carney
                                      Chairman of the Board of Directors

                                                                         ANNEX A

                       IMAGEMAX AUDIT COMMITTEE CHARTER

PURPOSE

   The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including monitoring the participation of management and the independent auditor in the financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

   In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain, at the Company's expense, outside counsel, auditors or other experts for this purpose. The outside auditor is ultimately accountable to, and the selection, evaluation and replacement of such auditor is the responsibility of, the Board and the Committee.

MEMBERSHIP

   The Committee shall be comprised of no fewer than three members of the Board, and the members of the Committee will meet the composition, expertise and independence requirements of the Audit Committee Policy of the National Association of Securities Dealers (NASD).

   Accordingly, all of the members will be directors:

  . Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

  . Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITY

   The Committee's job is one of oversight, recognizing that the Company's management is responsible for preparing the Company's financial statements. Additionally, the Committee recognizes that financial management including the Internal audit staff as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

   The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  . The Committee shall review and reassess the adequacy of this Charter at least annually, submit the charter to the Board of Directors for approval and have document published at least every three years in accordance with SEC regulations.

  . The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

  . As a whole, or through the Committee chair, the Committee shall review with the auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

  . The Committee shall discuss with management and the outside auditors fit quality and adequacy of the Company's internal controls.

  . The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor.

  . The Committee shall oversee and approve the budget and costs related to the work performed by the outside auditor and recommend, when appropriate, that management seek competitive bids to perform such work.

  . The Committee shall review the outside auditors audit plan--discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

  . Prior to releasing the year-end earnings, the Committee shall discuss the results of the audit with the outside auditors. The Committee shall have the discretion to meet separately with the internal auditors and the outside auditors, with and without management present, to discuss the results of their examination.

   The Committee Shall:

  . Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

  . discuss with the outside auditors any such disclosed relationships and their impact on outside auditor's independence; and

  . recommend that the Board take appropriate action to oversee the independence of the outside auditor in response to the outside auditor's report to satisfy itself of the auditor's independence.

   Other Audit Committee Responsibilities:

  . Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

  . Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                 IMAGEMAX, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all previous proxies, hereby appoints David C. Carney and Mark P. Glassman, or any of them acting individually, as the proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at our annual meeting to be held at 10:00 A.M., Eastern Daylight time, November 8, 2001 at The Holiday Inn, 432 Pennsylvania Avenue, Fort Washington, Pennsylvania 19034, and at any adjournment or postponement thereof. In case any of the nominees should become unavailable for election, for any reason not presently known or contemplated, the persons named on the proxy will have discretionary authority to vote pursuant to the proxy for a substitute.

(1)      ELECTION OF DIRECTORS

         [ ]   FOR all nominees listed below.

         [ ]   WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees:      For a three-year term expiring at the 2004 annual meeting of shareholders:

               David C. Carney and Robert E. Drury

(INSTRUCTION: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)


------------------------------------------------------------------------------


(Please date and sign your proxy on the reverse side and return it promptly)

     This proxy is solicited on behalf of the board of directors. Unless otherwise specified, the shares will be voted "for" the election of all nominees for director listed on the reverse side hereof. This proxy also delegates discretionary authority with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

     The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement.

                                  Date: _______________________, 2001




                                  -----------------------------------
                                  Signature of Shareholder



                                  -----------------------------------
                                  Signature of Shareholder


                                  NOTE: PLEASE SIGN THIS PROXY EXACTLY AS
                                  NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.